                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2004

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      0-13283                        31-1095548
(State or other jurisdiction     (Commission File No.)      (IRS Employer Identification No.)
     of incorporation)


         2875 Needmore Road, Dayton, Ohio                        45414
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931

Item 7. Financial Statements and Exhibits

         (c) Exhibits. The following exhibits are furnished with this report:

                99 Press Release dated May 28, 2004

Item 12. Results of Operations and Financial Condition

         On May 28, 2004, REX Stores Corporation issued a press release announcing financial results and comparable store sales for the first quarter ended April 30, 2004. The press release is furnished as Exhibit 99 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REX STORES CORPORATION


Date: May 28, 2004                        By: /s/ DOUGLAS L. BRUGGEMAN
                                              --------------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President - Finance,
                                                     Chief Financial Officer
                                                     and Treasurer